                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                  AMENDED AND RESTATED SUBORDINATION AGREEMENT

         This Amended and Restated Subordination Agreement (this "Agreement") is made as of March 21, 2003, by the following Persons (all of whom are herein collectively called "Credit Parties"):

         Peabody Energy Corporation, a Delaware corporation (the "Borrower"), all of the Borrower's wholly-owned direct and indirect domestic subsidiaries (other than Unrestricted Subsidiaries) (collectively, the "Subsidiaries"), and each other Subsidiary of the Borrower which at any time hereafter executes and delivers a counterpart of this Agreement to the Administrative Agent (as defined below); and

         AMENDS AND RESTATES IN FULL the Subordination Agreement made as of May 19, 1998 (the "Existing Subordination Agreement"), by the Borrower and certain of the Borrower's wholly-owned direct and indirect domestic subsidiaries (other than Unrestricted Subsidiaries).

                                    RECITALS:

         1. Borrower has entered into the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 21, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among Borrower, the several lenders from time to time parties hereto (the "Lenders"), Fleet Securities, Inc., Wachovia Securities, Inc. and Lehman Brothers Inc., each as arranger (in such capacity, the "Arrangers"), Wachovia Bank, National Association and Lehman Commercial Paper Inc., each as syndication agent (in such capacity, the "Syndication Agents"), Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, each as documentation agents (in such capacity, the "Documentation Agents") and Fleet National Bank, as administrative agent for the Agents and the Lenders (in such capacity, the "Administrative Agent", together with the Arrangers, the Syndication Agents and the Documentation Agents, the "Agents"), pursuant to which the Lenders have agreed to extend credit to the Borrower, subject to the terms and conditions expressed therein.

         2. One of the terms of the Credit Agreement is that the Credit Parties shall subordinate all of their obligations to each other to all obligations of any Credit Party to any of the Agents and the Lenders.

         3. The Borrower and the Subsidiaries are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, and the Borrower's ability to obtain credit under the Credit Agreement will inure to the benefit of all of the Credit Parties.

         4. This Agreement is made in amendment, restatement, modification and continuation of, but not in extinguishment of, the obligations of the Borrower and certain of its Subsidiaries under the Existing Subordination Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the

Lenders to extend credit under the Credit Agreement, the Credit Parties hereby agree, with and for the benefit of the Agents and the Lenders, as follows:

         Section 1. Definitions.

         (a) Reference to Credit Agreement. Reference is hereby made to the Credit Agreement for the meaning of certain capitalized terms which are defined therein and which are used but not defined herein.

         (b) Specific Definitions. As used herein, the following additional terms have the following meanings:

         "Final Payment Date" means the earliest date after the date hereof on which all Senior Obligations have been paid in cash and satisfied in full and no Senior Creditor has any outstanding commitment (whether or not conditioned on the satisfaction of any condition precedent) to lend money or otherwise extend credit to any Credit Party.

         "Insolvency Proceeding" means, with respect to any Person, any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshaling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement or composition of such person or entity (whether or not pursuant to bankruptcy, insolvency or other similar laws) and any other proceeding under laws for the protection of debtors involving such Person or any of its assets.

         "Obligations" means, with respect to any creditor, all debts, liabilities and obligations (of any character whatsoever) which are owed to such creditor by any Credit Party, whether as principal, surety, endorser, guarantor, accommodation party or otherwise, whether now existing or hereafter incurred or arising, whether principal, interest, fees or expenses, whether direct, indirect, contingent, primary, secondary, joint and several, joint or several, or otherwise, and irrespective of the manner in which (or the Person or Persons in whose favor) such debts, liabilities, or other obligations were at their inception (or may hereafter be) created, or the manner in which such creditor may have acquired rights with respect thereto.

         "Senior Creditors" means each Agent and each Lender.

         "Senior Obligations" means all Obligations owed at any time and from time to time by any Credit Party to any Senior Creditor, including all Obligations arising under the Credit Agreement and the other Credit Documents and including any interest accruing after the commencement of any Insolvency Proceeding whether or not such interest is an allowed claim enforceable against such Credit Party in such Insolvency Proceeding.

         "Subordinated Obligations" means all Obligations owed at any time and from time to time by any Credit Party to any other Credit Party, including all Obligations arising out of any cash management activities and including any interest accruing after the commencement of any Insolvency Proceeding whether or not such interest is an allowed claim enforceable against such Credit Party in such Insolvency Proceeding.

         "Termination Date" means the 366th day following the Final Payment Date; provided, however, that this Agreement shall continue to be effective or be reinstated, as though such payment had not been made, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any Senior Creditor in connection with an Insolvency Proceeding involving any Credit Party.

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         (c)      References and Headings. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including references to promissory notes, loan agreements, guaranties and security documents) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize any party hereto to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Agreement," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The word "or" is not exclusive. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

          Section 2. Subordination of Obligations. Each Credit Party hereby, expressly and in all respects, subordinates and makes junior and inferior:

                  (i) all Subordinated Obligations owed to it and the payment and enforcement of such Subordinated Obligations, to

                  (ii) the Senior Obligations and the payment and enforcement of the Senior Obligations.

Prior to the Termination Date, no Credit Party to whom Subordinated Obligations are owed shall accept, receive or collect (by set-off or other manner) any payment or distribution on account of, or ask for, demand or accelerate, directly or indirectly, any Subordinated Obligation, and no Credit Party owing any Subordinated Obligation shall make any such payment except as expressly provided below in this Section. Any Credit Party may make regularly-scheduled payments with respect to any Subordinated Obligation to any other Credit Party if no Default or Event of Default has occurred and is continuing and if such payment is otherwise permitted under the Credit Agreement.

         Section 3. No Obligations Which Cause Default. No Credit Party shall at any time incur any Subordinated Obligations to any other Credit Party if in so doing a Default or Event of Default would thereby occur.

         Section 4. Subordination of Liens. Any Liens at any time securing the Subordinated Obligations are hereby made, and will at all times prior to the Termination Date be, subject, subordinate, junior and inferior in all respects to all Liens securing the Senior Obligations; provided, that this Section shall not be construed as a consent by Senior Creditors to any Liens prohibited by the Credit Agreement or any other Credit Document.

         Section 5. Assets Wrongly Received. If any Credit Party receives any payment or distribution of any kind (whether in cash, securities or other property) in contravention of this Agreement, it shall hold such payment or distribution in trust for the Senior Creditors, shall segregate the same from all other cash or assets it holds, and shall immediately deliver the same to the Administrative Agent for the benefit of Senior Creditors in the form received by such Credit Party (together with any necessary endorsement) to be applied to or, at the Administrative Agent's option held as collateral for, the payment or prepayment of the Senior Obligations.

         Section 6. Specific Performance. The Administrative Agent is hereby authorized to demand specific performance of this Agreement at any time when any Credit Party shall have failed to comply with any of the provisions of this Agreement. Each Credit Party hereby irrevocably waives any defense based upon the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance and waives any requirement of the posting of any bond which might otherwise be required before such remedy of specific performance is granted.

         Section 7. No Acceleration or Institution of Collection Proceedings. Prior to the Termination Date, no Credit Party shall accelerate or collect or attempt to collect any part of the Subordinated Obligations--whether through the commencement or joinder of an action or proceeding (judicial or otherwise) or an Insolvency Proceeding, the enforcement of any rights against any property of another Credit Party (including any such enforcement by foreclosure, repossession or sequestration proceedings), or otherwise--except (a) when the Administrative Agent shall either request that Credit Parties join it in bringing any such proceeding or request that any Credit Party file claims in connection with any such proceeding, or (b) to receive regularly-scheduled payments as permitted under Section 2.

         Section 8. Insolvency Proceedings, Power of Attorney.

         (a) Upon any distribution of all or any of the assets of any Credit Party, upon the dissolution, winding up, liquidation or reorganization of any Credit Party (whether or not in any Insolvency Proceeding) or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of any Credit Party, then any payment or distribution of any kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations owed by such Credit Party shall be paid and delivered directly to the Administrative Agent to be applied to or, at the Administrative Agent's option held as collateral for, the payment or prepayment of the Senior Obligations until the Senior Obligations are indefeasibly paid in full.

         (b) During the pendency of any Insolvency Proceeding with respect to any Credit Party, each Credit Party shall promptly execute, deliver and file any documents and instruments which the Administrative Agent may from time to time reasonably request in order to (i) file appropriate proofs of claim in respect of the Subordinated Obligations in such Insolvency Proceeding, (ii) instruct any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any payment or distribution in such Insolvency Proceeding to make all payments which might otherwise be payable or deliverable in respect of the Subordinated Obligations directly to the Administrative Agent until the Senior Obligations are indefeasibly paid in full, and (iii) otherwise effect the purposes of this Agreement.

         (c) Cumulative of the foregoing, each Credit Party hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Credit Party or in its own name, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, to do the following until the Termination Date:

                  (i) to file appropriate claims (whether by proofs of claim or otherwise) in any Insolvency Proceeding and to take such other actions in such Insolvency Proceeding as may be necessary or desirable to prevent the waiver or release of any claims for Subordinated Obligations or to enforce the terms of this Agreement.

                  (ii) to prosecute and enforce such claims in such Insolvency Proceeding, to initiate and participate in other proceedings to enforce such Subordinated Obligations, and to collect and receive any and all such cash or other assets which may be paid on account of Subordinated Obligations in such Insolvency Proceeding or in any other proceeding.

                  (iii) to exercise any vote with respect to Subordinated Obligations which any Credit Party may have in any Insolvency Proceeding.

The Administrative Agent shall, however, have no duty to any Credit Party to exercise any of the foregoing power and authority, and the Administrative Agent may do so or decline to do so in its sole and absolute discretion.

         Section 9. Assignment and Marking of Subordinated Obligations. Prior to the Termination Date, no Credit Party shall without the prior consent of the Administrative Agent:

                  (a) transfer, assign, pledge, encumber or otherwise dispose of any right, claim or interest in all or any part of the Subordinated Obligations to any Person other than another Credit Party or the Administrative Agent, acting for the benefit of Senior Creditors; or

                  (b) subordinate any of the Subordinated Obligations to any Obligations other than the Senior Obligations.

Each Credit Party shall, in the case of any Subordinated Obligations (other than Indebtedness permitted under subsection 7.2(o) of the Credit Agreement) to which it is a party that are not evidenced by any instrument, upon the Administrative Agent's reasonable request cause such Subordinated Obligations to be evidenced by an appropriate instrument or instruments endorsed with such statement or legend.

         Section 10. Obligations Hereunder Not Affected. No action or inaction of any Senior Creditor or any other Person, and no change of law or circumstances, shall release or diminish the obligations, liabilities, agreements or duties of any Credit Party under this Agreement, affect this Agreement in any way, or afford any Person any recourse against any Senior Creditor. Without limiting the generality of the foregoing, none of the obligations, liabilities, agreements and duties of the Credit Parties under this Agreement shall be released, diminished, impaired, reduced or affected by the occurrence of any of the following at any time or from time to time, even if occurring without notice to or without the consent of any or all Credit Parties (any right of any of the Credit Parties to be so notified or to require such consent being hereby waived):

                  (a) the release (by operation of law or otherwise) of any Credit Party from its duty to pay any of the Senior Obligations;

                  (b) any invalidity, deficiency, illegality or unenforceability of any of the Senior Obligations or the documents and instruments evidencing, governing or securing the Senior Obligations, in whole or in part, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impracticability or other defense or excuse with respect to the Senior Obligations whatsoever;

                  (c) the taking or accepting by any Senior Creditor of any additional security for or subordination to any or all of the Senior Obligations;

                  (d) any release, discharge, surrender, exchange, subordination, non-perfection, impairment, modification or stay of actions or lien enforcement proceedings against, or loss of any security at any time existing with respect to, the Senior Obligations;

                  (e) the modification or amendment of, or waiver of compliance with, any terms of the documents and instruments evidencing, governing or securing the Senior Obligations;

                  (f) the insolvency, bankruptcy or disability of any Credit Party or the filing or commencement of any Insolvency Proceeding involving any Credit Party or other proceeding with respect thereto;

                  (g) any increase or decrease in the amount of the Senior Obligations or in the time, manner or terms in accordance with which the Senior Obligations are to be paid, or any adjustment, indulgence, forbearance, waiver or compromise that may be granted or given with respect to the Senior Obligations;

                  (h) any neglect, delay, omission, failure or refusal of any Senior Creditor to take or prosecute any action for the collection of the Senior Obligations or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or part of the Senior Obligations;

                  (i) any release of the proceeds of collateral which may come into the possession of any Senior Creditor or its Affiliates.

                  (j) any judgment, order or decree by any court or governmental agency or authority that a payment or distribution by any Credit Party to any Senior Creditor upon the Senior Obligations is a preference or fraudulent transfer under applicable bankruptcy or similar laws for the protection of creditors or is for any other reason required to be refunded by such Senior Creditor or paid by such Senior Creditor to any other Person;

                  (k) the release or discharge for any reason of any other Credit Party hereto from any of its obligations under this Agreement;

                  (1) any modification of, or waiver of compliance with, any terms of this Agreement with respect to any party hereto; or

                  (m) any neglect, delay, omission, failure or refusal of any Senior Creditor to take or prosecute any action against any Person in connection with this Agreement.

         Section 11. Waiver. Each Credit Party hereby waives promptness, diligence, notice of acceptance, notice of any Default or Event of Default, notice of acceleration of any Senior Obligations, and any other notice with respect to any of the Senior Obligations and this Agreement, and any requirement that Senior Creditors exhaust any other right or take any action against any Credit Party or any other Person or any collateral.

         Section 12. Subrogation. Notwithstanding subsection 2.3 of the Guarantee and Collateral Agreement,

                  (a) No payment or distribution to any Credit Party pursuant to the provisions of this Agreement shall entitle any Credit Party to exercise any rights of subrogation in respect thereof prior to the Termination Date, and until such time no Credit Party shall have any right of subrogation to any Senior Creditor, or any right to receive contribution or reimbursement from any other Credit Party, on account of this Agreement or any other Credit Document.

                  (b) After the Termination Date, and provided that no payments received by Senior Creditors are voidable or must otherwise be returned, each Credit Party shall be subrogated to the rights of each Senior Creditor to receive distributions applicable to Senior Obligations to the extent that distributions otherwise payable to such Credit Party have been applied to the payment of Senior Obligations owing to such Senior Creditor.

                  (c) Any distribution made pursuant to this Agreement to a Senior Creditor on account of Subordinated Obligations owing by one Credit Party to a second Credit Party, shall not, as between such Credit Parties, be considered a payment of such Subordinated Obligations.

                  (d) If any Senior Creditor ever enforces any security interests or otherwise obtains any ownership interests in the stock of or partnership interests in any Credit Party (whether by foreclosure, in an Insolvency Proceeding, as part of a settlement, or otherwise), thereby causing such first Credit Party to cease to be owned by another Credit Party and to instead become owned by a Senior Creditor or by any other Person which is not a Credit Party, then all claims of any Credit Parties for Subordinated Obligations owed by such first Credit Party shall thereupon be deemed terminated and released, and no Credit Party shall at any time thereafter have any right of subrogation to any claims of any Senior Creditor against such first Credit Party or any right to receive contribution or reimbursement from such first Credit Party.

         Section 13. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants to each Senior Creditor that:

                  (a) Each Credit Party is duly organized, validly existing and in good standing under the laws of the state of its organization or formation. Each Credit Party has all requisite power and authority to execute, deliver and perform this Agreement.

                  (b) The execution, delivery and performance by each Credit Party of this Agreement have been duly authorized by all necessary corporate action and do not and will not contravene its organizational documents.

                  (c) The execution, delivery and performance by the Credit Parties of this Agreement do not and will not contravene any Requirement of Law or any Contractual Obligation binding on or affecting any Credit Party or any of its properties, and do not and will not result in or require the creation of any Lien upon or with respect to any of its properties.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body or third party, is required for the due execution, delivery and performance by any Credit Party of this Agreement.

                  (e) This Agreement constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws of general application relating to the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing.

         Section 14. No Oral Change. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Credit Parties and the Administrative Agent (with the consent of Senior Creditors to the extent required under Section 10.1 of the Credit Agreement). No waiver of any provision of this Agreement, and no consent to any departure by Credit Parties therefrom, shall be effective unless it is in writing and signed by the Administrative Agent (with the consent of Senior Creditors to the extent required under Section 10.1 of the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         Section 16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction with respect to any of the Credit Parties shall, as to such jurisdiction and such Credit Party, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof with respect to such Credit Party or any of the other Credit Parties, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or with respect to any of the other Credit Parties in any jurisdiction.

         Section 17. Additional Documentation. Upon the Administrative Agent's reasonable request, each Credit Party will execute any further instruments and take all other action which, in the Administrative Agent's opinion, may be necessary or desirable to carry out more fully the purposes of this Agreement.

         Section 18. Notices. All notices provided for hereunder shall be in writing or by facsimile and, if to any Credit Party, addressed, delivered or transmitted to it at the address or facsimile number of the Borrower set forth in the Credit Agreement, and, if to the Administrative Agent, addressed, delivered or transmitted to it at the address or facsimile number of the Administrative Agent specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection. All such notices and other communications, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed.

         Section 19. Successors and Assigns. No rights or obligations hereunder of any Credit Party may be assigned or delegated, but this Agreement and such obligations shall pass to and be fully binding upon the successors of each Credit Party. This Agreement shall apply to and inure to the benefit of each Senior Creditor, its successors, and its assigns which are permitted under the Credit Agreement.

         Section 20. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         Section 21. Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to subsection 6.10 of the Credit Agreement shall become a Credit Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

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                                       9

                  IN WITNESS WHEREOF, this Subordination Agreement is executed as of the date first above written.

                                            BORROWER

                                            PEABODY ENERGY CORPORATION,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: V.P. Treasurer

                                            SUBSIDIARIES

                                                AFFINITY MINING COMPANY,
                                                a West Virginia corporation

                                                By: /s/ Steven F. Schaab
                                                    ----------------------------
                                                    Name:  Steven F. Schaab
                                                    Title: Vice President

                                                ARID OPERATIONS INC.,
                                                a Delaware corporation

                                                By: /s/ Steven F. Schaab
                                                    ----------------------------
                                                    Name:  Steven F. Schaab
                                                    Title: Vice President

                                                BEAVER DAM COAL COMPANY,
                                                a Delaware corporation

                                                By: /s/ Steven F. Schaab
                                                    ----------------------------
                                                    Name:  Steven F. Schaab
                                                    Title: Vice President

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[Peabody Energy - Subordination Agreement]

                                            BIG RIDGE, INC.,
                                            a Illinois corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            BIG SKY COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            BLACK BEAUTY COAL COMPANY
                                            an Indiana general partnership

                                                By: Thoroughbred, L.L.C.,
                                                    a Delaware limited liability
                                                    company, its Partner

                                                By: /s/ Steven F. Schaab
                                                    ----------------------------
                                                    Name:  Steven F. Schaab
                                                    Title: Vice President

                                            BLACK WALNUT COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            BLUEGRASS COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

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[Peabody Energy - Subordination Agreement]

                                            CABALLO COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            CHARLES COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            CLEATON COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            COAL PROPERTIES CORP.,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            COLONY BAY COAL COMPANY,
                                            a West Virginia general partnership

                                                By: Charles Coal Company,
                                                    a Delaware corporation, its
                                                    General Partner

                                                By: /s/ Steven F. Schaab
                                                    ----------------------------
                                                    Name:  Steven F. Schaab
                                                    Title: Vice President

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[Peabody Energy - Subordination Agreement]

                                            COOK MOUNTAIN COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            COTTONWOOD LAND COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            CYPRUS CREEK LAND COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            CYPRUS CREEK LAND RESOURCES, LLC,
                                            a Delaware limited liability company

                                                By: Peabody Development Company,
                                                    a Delaware corporation, its
                                                    Sole Member

                                                By: /s/ Steven F. Schaab
                                                    ----------------------------
                                                    Name:  Steven F. Schaab
                                                    Title: Vice President and
                                                    Treasurer

                                            EACC CAMPS, INC.,
                                            a West Virginia corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

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                                            EASTERN ASSOCIATED COAL CORP.,
                                            a West Virginia corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            EASTERN ROYALTY CORP.,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            GALLO FINANCE COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            GOLD FIELDS CHILE, S.A.,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            GOLD FIELDS MINING CORPORATION,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

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                                          GOLD FIELDS OPERATING COMPANY - ORTIZ,
                                          a Delaware corporation

                                          By: /s/ Steven F. Schaab
                                              --------------------------------
                                              Name:  Steven F. Schaab
                                              Title: Vice President

                                          GRAND EAGLE MINING, INC.,
                                          a Kentucky corporation

                                          By: /s/ Steven F. Schaab
                                              --------------------------------
                                              Name:  Steven F. Schaab
                                              Title: Vice President

                                          HAYDEN GULCH TERMINAL, INC.,
                                          a Delaware corporation

                                          By: /s/ Steven F. Schaab
                                              --------------------------------
                                              Name:  Steven F. Schaab
                                              Title: Vice President

                                          HIGHLAND MINING COMPANY,
                                          a Delaware corporation

                                          By: /s/ Steven F. Schaab
                                              --------------------------------
                                              Name:  Steven F. Schaab
                                              Title: Vice President

                                          HILLSIDE MINING COMPANY,
                                          a West Virginia corporation

                                          By: /s/ Steven F. Schaab
                                              --------------------------------
                                              Name:  Steven F. Schaab
                                              Title: Vice President

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                                            INDEPENDENCE MATERIAL HANDLING
                                            COMPANY, a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            INTERIOR HOLDINGS CORP.,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            JAMES RIVER COAL TERMINAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            JARRELL'S BRANCH COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            JUNIPER COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

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                                            KAYENTA MOBILE HOME PARK, INC.,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            LOGAN FORK COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President

                                            MARTINKA COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Walter L. Hawkins
                                                --------------------------------
                                                Name:  Walter L. Hawkins
                                                Title: Vice President and
                                                       Assistant Treasurer

                                            MIDCO SUPPLY AND EQUIPMENT
                                            CORPORATION, an Illinois corporation

                                            By: /s/ Walter L. Hawkins
                                                --------------------------------
                                                Name:  Walter L. Hawkins
                                                Title: Vice President and
                                                       Assistant Treasurer

                                            MOUNTAIN VIEW COAL COMPANY,
                                            a Delaware corporation

                                            By: /s/ Walter L. Hawkins
                                                --------------------------------
                                                Name:  Walter L. Hawkins
                                                Title: Vice President and
                                                       Assistant Treasurer

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                                            MUSTANG ENERGY COMPANY, L.L.C.,
                                            a Delaware limited liability company

                                            By: Peabody Energy Corporation,
                                                a Delaware corporation, its
                                                Sole Member

                                            By: /s/ Steven F. Schaab
                                                --------------------------------
                                                Name:  Steven F. Schaab
                                                Title: Vice President and
                                                       Treasurer

                                            NORTH PAGE COAL CORP.,
                                            a West Virginia corporation

                                            By: /s/ Walter L. Hawkins
                                                --------------------------------
                                                Name:  Walter L. Hawkins
                                                Title: Vice President and
                                                       Assistant Treasurer

                                            OHIO COUNTY COAL COMPANY,
                                            a Kentucky corporation

                                            By: /s/ Walter L. Hawkins
                                                --------------------------------
                                                Name:  Walter L. Hawkins
                                                Title: Vice President and
                                                       Assistant Treasurer

                                            PATRIOT COAL COMPANY, L.P.,
                                            a Delaware limited partnership

                                            By: Bluegrass Coal Company,
                                                a Delaware corporation, its
                                                Partner

                                            By: /s/ Walter L. Hawkins
                                                --------------------------------
                                                Name:  Walter L. Hawkins
                                                Title: Vice President and
                                                       Assistant Treasurer

                                            By: Sentry Mining Company,
                                                a Delaware corporation, its
                                                Partner

                                            By: /s/ Walter L. Hawkins
                                                --------------------------------
                                                Name: __________________________
                                                Title:__________________________

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

                          PEABODY AMERICA, INC.,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          PEABODY ARCHVEYOR, L.L.C.,
                          a Delaware limited liability company

                              By: Gold Fields Mining Corporation,
                                  a Delaware corporation, its Sole Member

                              By: /s/ Walter L. Hawkins
                                  --------------------------------------------
                                  Name:  Walter L. Hawkins
                                  Title: Vice President and Assistant Treasurer

                          PEABODY COAL COMPANY,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          PEABODY COALSALES COMPANY,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

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

                          PEABODY COALTRADE, INC.,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          PEABODY DEVELOPMENT COMPANY,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          PEABODY DEVELOPMENT LAND HOLDINGS,
                          LLC, a Delaware limited liability company

                               By: Peabody Development Company,
                                   a Delaware corporation, its Member

                               By: /s/ Walter L. Hawkins
                                   --------------------------------------------
                                   Name:  Walter L. Hawkins
                                   Title: Vice President and Assistant Treasurer

                               By: Peabody Holding Company, Inc.,
                                   a New York corporation, its Member

                               By: /s/ Steven F. Schaab
                                   --------------------------------
                                   Name:  Steven F. Schaab
                                   Title: Vice President and Treasurer

                          PEABODY ENERGY GENERATION HOLDING
                          COMPANY, a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

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                          PEABODY ENERGY INVESTMENTS, INC.,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          PEABODY ENERGY SOLUTIONS, INC.,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          PEABODY HOLDING COMPANY, INC.,
                          a New York corporation

                          By: /s/ Steven F. Schaab
                              --------------------------------------------------
                              Name:  Steven F. Schaab
                              Title: Vice President

                          PEABODY NATURAL GAS, LLC,
                          a Delaware limited liability company

                              By: Peabody Holding Company, Inc.,
                                  a New York corporation, its Sole Member

                              By: /s/ Steven F. Schaab
                                  ----------------------------------------------
                                  Name:  Steven F. Schaab
                                  Title: Vice President and Assistant Treasurer

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                          PEABODY NATURAL RESOURCES COMPANY,
                          a Delaware partnership

                               By: Gold Fields Mining Corporation,
                                   a Delaware corporation, its Partner

                               By: /s/ Walter L. Hawkins
                                   --------------------------------------------
                                   Name:  Walter L. Hawkins
                                   Title: Vice President and Assistant Treasurer

                               By: Peabody America, Inc.,
                                   a Delaware corporation, its Partner

                               By: /s/ Walter L. Hawkins
                                   --------------------------------------------
                                   Name:  Walter L. Hawkins
                                   Title: Vice President and Assistant Treasurer

                          PEABODY RECREATIONAL LANDS, L.L.C.,
                          a Delaware limited liability company

                               By: Peabody Development Company,
                                   a Delaware corporation, its Sole Member

                               By: /s/ Walter L. Hawkins
                                   --------------------------------------------
                                   Name:  Walter L. Hawkins
                                   Title: Vice President and Assistant Treasurer

                          PEABODY SOUTHWESTERN COAL COMPANY,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

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                          PEABODY TERMINALS, INC.,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          PEABODY VENEZUELA COAL CORP.,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          PEABODY-WATERSIDE DEVELOPMENT, L.L.C.,
                          a Delaware limited liability company

                               By: Peabody Development Company,
                                   a Delaware corporation, its Sole Member

                               By: /s/ Walter L. Hawkins
                                   --------------------------------------------
                                   Name:  Walter L. Hawkins
                                   Title: Vice President and Assistant Treasurer

                          PEABODY WESTERN COAL COMPANY,
                          a Delaware corporation

                          By: /s/ Steven F. Schaab
                              --------------------------------------------------
                              Name:  Steven F. Schaab
                              Title: Vice President

                          PINE RIDGE COAL COMPANY,
                          a Delaware corporation

                          By: /s/ Steven F. Schaab
                              --------------------------------------------------
                              Name:  Steven F. Schaab
                              Title: Vice President

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                          POND CREEK LAND RESOURCES, LLC,
                          a Delaware limited liability company

                               By: Peabody Coal Company,
                                   a Delaware corporation, its Sole Member

                               By: /s/ Walter L. Hawkins
                                   --------------------------------------------
                                   Name:  Walter L. Hawkins
                                   Title: Vice President and Assistant Treasurer

                          POND RIVER LAND COMPANY,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          PORCUPINE PRODUCTION, LLC,
                          a Delaware limited liability company

                               By: Peabody Development Company,
                                   a Delaware corporation, its Sole Member

                               By: /s/ Walter L. Hawkins
                                   --------------------------------------------
                                   Name:  Walter L. Hawkins
                                   Title: Vice President and Assistant Treasurer

                          PORCUPINE TRANSPORTATION, LLC,
                          a Delaware limited liability company

                               By: Peabody Development Company,
                                   a Delaware corporation, its Sole Member

                               By: /s/ Walter L. Hawkins
                                   --------------------------------------------
                                   Name:  Walter L. Hawkins
                                   Title: Vice President and Assistant Treasurer

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                          POWDER RIVER COAL COMPANY,
                          a Delaware corporation

                          By: /s/ Steven F. Schaab
                              --------------------------------------------------
                              Name:  Steven F. Schaab
                              Title: Vice President

                          PRAIRIE STATE GENERATING COMPANY, LLC,
                          a Delaware limited liability company

                                By: Peabody Energy Corporation,
                                    a Delaware corporation, its Sole Member

                                By: /s/ Steven F. Schaab
                                    --------------------------------------------
                                    Name:  Steven F. Schaab
                                    Title: Vice President and Treasurer

                          RIO ESCONDIDO COAL CORP.,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          RIVERS EDGE MINING, INC.,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          RIVERVIEW TERMINAL COMPANY,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

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                          SENECA COAL COMPANY,
                          a Delaware corporation

                          By: /s/ Steven F. Schaab
                              --------------------------------------------------
                              Name:  Steven F. Schaab
                              Title: Vice President

                          SENTRY MINING COMPANY,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          SNOWBERRY LAND COMPANY,
                          a Delaware corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

                          STAR LAKE ENERGY COMPANY, L.L.C.,
                          a Delaware limited liability company

                               By: Peabody Energy Corporation,
                                   a Delaware corporation, its Sole Member

                               By: /s/ Steven F. Schaab
                                   --------------------------------------------
                                   Name:  Steven F. Schaab
                                   Title: Vice President and Assistant Treasurer

                          STERLING SMOKELESS COAL COMPANY,
                          a West Virginia corporation

                          By: /s/ Walter L. Hawkins
                              --------------------------------------------------
                              Name:  Walter L. Hawkins
                              Title: Vice President and Assistant Treasurer

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                          THOROUGHBRED, L.L.C.,
                          a Delaware limited liability company

                               By: Peabody Holding Company, Inc.,
                                   a New York corporation, its Member

                               By: /s/ Steven F. Schaab
                                   --------------------------------------------
                                   Name:  Steven F. Schaab
                                   Title: Vice President and Assistant Treasurer

                               By: Peabody Development Company, Inc.,
                                   a Delaware corporation, its Member

                               By: /s/ Walter L. Hawkins
                                   --------------------------------------------
                                   Name:  Walter L. Hawkins
                                   Title: Vice President and Assistant Treasurer

                          THOROUGHBRED GENERATING COMPANY, LLC,
                          a Delaware limited liability company

                               By: Peabody Energy Corporation,
                                   a Delaware corporation, its Sole Member

                               By: /s/ Steven F. Schaab
                                   --------------------------------------------
                                   Name:  Steven F. Schaab
                                   Title: Vice President and Assistant Treasurer

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                         THOROUGHBRED MINING COMPANY, L.L.C.,
                         a Delaware limited liability company

                               By: Peabody Energy Corporation,
                                   a Delaware corporation, its Sole Member

                               By: /s/ Steven F. Schaab
                                   ---------------------------------------------
                                   Name:  Steven F. Schaab
                                   Title: Vice President and Assistant Treasurer

                         YANKEETOWN DOCK CORPORATION,
                         an Indiana corporation

                         By: /s/ Walter L. Hawkins
                             --------------------------------------------------
                             Name:  Walter L. Hawkins
                             Title: Vice President and Assistant Treasurer

[Peabody Energy -  Subordination Agreement]

                                                                      Annex 1 to
                                                         Subordination Agreement

         ASSUMPTION AGREEMENT, dated as of _________________________________,
20_, made by _______________________________, a_____________________ (the
"Additional Credit Party"), in favor of Fleet National Bank, as administrative agent (in such capacity, the "Administrative Agent") for the other Agents and the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                                   WITNESSETH:

         WHEREAS, Peabody Energy Corporation, a Delaware corporation (the "Borrower"), the Lenders, Fleet Securities, Inc., Wachovia Securities, Inc. and Lehman Brothers Inc., each as arranger, Wachovia Bank, National Association and Lehman Commercial Paper Inc., each as syndication agent, Morgan Stanley Senior Funding, Inc. and U.S. Bank National Association, each as documentation agents and the Administrative Agent have entered into the Second Amended and Restated Credit Agreement, dated as of March 21, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries (other than the Additional Credit Party) have entered into the Amended and Restated Subordination Agreement, dated as of March 21, 2003 (as amended, supplemented or otherwise modified from time to time, the "Subordination Agreement");

         WHEREAS, the Credit Agreement requires the Additional Credit Party to become a party to the Subordination Agreement; and

         WHEREAS, the Additional Credit Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Subordination Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1. Subordination Agreement. By executing and delivering this Assumption Agreement, the Additional Credit Party, as provided in Section 21 of the Subordination Agreement, hereby becomes a party to the Subordination Agreement as a Credit Party thereunder with the same force and effect as if originally named therein as a Credit Party and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Credit Party thereunder. The Additional Credit Party hereby represents and warrants that each of the representations and warranties contained in Section 13 of the Subordination Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                              [ADDITIONAL CREDIT PARTY]

                                              By: ______________________________
                                                  Name:
                                                  Title: